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                                                                  EXHIBIT 10.18


                                        June 10, 1996

P.S.G.S. International Real Estate, Ltd.


        Re: Option to Purchase Stock in Aristo
            International Corporation ("Aristo")

Gentlemen:

This letter confirms that P.S.G.S. International Real Estate, Ltd. ("P.S.G.S.") has an option to purchase 20,000 shares of common stock in Aristo from the date hereof until December 31, 1996 at an exercise price of
5.50 per share.

This option is being granted in conjunction with, and as consideration for entering into that certain Financial Consulting Agreement between P.S.G.S. and Aristo dated June 10, 1996.


                                Very truly yours,

                                ARISTO INTERNATIONAL CORPORATION




                                By: /s/ Shmuel Cohen
                                   --------------------------------

                                Name: Shmuel Cohen
                                     ------------------------------

                                Title:  President & C.E.O.
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